AMENDMENT AND CONSENT


         THIS AMENDMENT AND CONSENT dated as of March 18, 1998 (the "Amendment") relating to the Credit Agreement referenced below, by and among ACTION PERFORMANCE COMPANIES, INC., an Arizona corporation (the "Borrower"), the subsidiaries and affiliates identified as Guarantors on the signature pages attached hereto (the "Guarantors") and FIRST UNION NATIONAL BANK, a national banking association formerly known as First Union National Bank of North Carolina (the "Bank"). Terms used but not otherwise defined shall have the meanings provided in the Credit Agreement.

                               W I T N E S S E T H

         WHEREAS, a $16 million credit facility has been extended to the Borrower pursuant to the terms of that Credit Agreement dated as of January 2, 1997 (as amended and modified, the "Credit Agreement") among the Borrower, the Guarantors and the Bank;

         WHEREAS, the Borrower plans to issue $115 million in convertible subordinated notes and has requested certain consents and modifications to the Credit Agreement in connection therewith,

         WHEREAS, the consents and modifications requested hereby require the consent of the Bank; and

         WHEREAS,   the  Bank  has  agreed  to  the   requested   contents   and
modifications on the terms and conditions set forth herein.

         NOW,  THEREFORE,  IN CONSIDERATION of these premises and other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

         1. The Credit Agreement is amended and modified in the following respects:

                  1.1 The following provision is hereby added to the end of the definition of "Funded Debt" in Section 1.1 of the Credit Agreement:

                  ; provided further that Funded Debt shall not include any Indebtedness which by its terms is expressly subordinated in right of payment to the prior payment of the obligations under the Credit Agreement and other Credit Documents on terms and conditions satisfactory to the Bank, including, without limitation, the Subordinated Notes.

                  1.2 The following definition is hereby added to Section 1.1 of the Credit Agreement:
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                  "Subordinated Notes" means,  collectively,  those $115,000,000 aggregate principal amount of 4.75% Convertible Subordinated Notes due April 1, 2005 issued by the Borrower, as amended and modified.

                  1.3 The following  provision is  hereby  added to  the end  of
Section 8.1 of the Credit Agreement:

                  (i) the Subordinated Notes.

         2. The Bank hereby consents to the amendment or modification of the terms of any Indenture or other governing document relating to any Funded Debt permitted under the Credit Agreement to the extent such amendment or modification relates to the issuance of the Subordinated Notes.

         3. Except as modified hereby, all of the terms and provisions of the Credit Agreement (and Exhibits and Schedules) remain in full force and effect.

         4. The Company agrees to pay all reasonable costs and expenses of the Bank in connection with the preparation, execution, and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

         5. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         6. This Amendment, and the Credit Agreement as amended hereby, shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                           ACTION PERFORMANCE COMPANIES, INC.
--------                            an Arizona corporation


                                    By: /s/ Tod Wagenhals
                                    Name: Tod Wagenhals
                                    Title:  Exec. V.P.

GUARANTORS:
----------                          SPORTS IMAGE, INC.
                                    an Arizona corporation


                                    By: /s/ Tod Wagenhals
                                    Name: Tod Wagenhals
                                    Title:  Exec. V.P.

                                    MTL ACQUISITIONS, INC.
                                    an Arizona corporation


                                    By: /s/ Tod Wagenhals
                                    Name: Tod Wagenhals
                                    Title:  Exec. V.P.

                                    CREATIVE MARKETING & PROMOTIONS, INC.
                                    a North Carolina corporation


                                    By: /s/ Tod Wagenhals
                                    Name: Tod Wagenhals
                                    Title:  Exec. V.P.

                                    RYP, INC.
                                    a North Carolina corporation


                                    By: /s/ Tod Wagenhals
                                    Name: Tod Wagenhals
                                    Title:  Exec. V.P.


                                    IW ACQUISITION CORP.
                                    an Arizona corporation


                                    By: /s/ Tod Wagenhals
                                    Name: Tod Wagenhals
                                    Title:  Exec. V.P.

                                    AW ACQUISITION CORP.
                                    an Arizona corporation


                                    By: /s/ Tod Wagenhals
                                    Name: Tod Wagenhals
                                    Title:  Exec. V.P.


BANK:                               FIRST UNION NATIONAL BANK
----

                                    By: /s/ N. Tracey Gillespie
                                    Name: N. Tracey Gillespie
                                    Title: Vice President